                                                                                                        EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

             In connection with the Quarterly Report on Form 10-Q of MapInfo Corporation (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Mark Cattini, Chief Executive Officer of the Company, and D. Joseph Gersuk, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

             (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                          ____/s/ Mark Cattini_________________
Dated:      August 13, 2002                                       Mark Cattini
                                                                                 Chief Executive Officer

                                                                           ___/s/ D. Joseph Gersuk________________
Dated:      August 13, 2002                                         D. Joseph Gersuk
                                                                                   Chief Financial Officer